Exhibit 10.1


                            American Ammunition Inc.
                 Shares of Series C Convertible Preferred Stock
                             SUBSCRIPTION AGREEMENT
                                November 26, 2004

J.A. Fernandez, Sr.
3545 NW 71st Street
Miami, Florida 33147



Mr. Fernandez

     American Ammunition Inc. a California corporation (the "Company"), hereby confirms its agreement with you (the "Purchaser"), as set forth below.


     1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Purchaser an aggregate of: (a) One Million Nine Hundred Five Thousand Eight Hundred Eighty Two (1,905,882) shares of its Series C Convertible Preferred Stock (the "Series C Stock"), which shall be convertible into shares (the "Conversion Shares") of the Company's Common Stock (the "Common Stock") in accordance with the formula set forth in the Certificate of Determination further described below as filed with the Secretary of State of the State of California (the "Certificate of Determination"). The rights, preferences and privileges of the Series C Stock are as set forth in the Certificate of Determination Series C in the form attached hereto as Exhibit A.

     The Series C Stock are sometimes herein collectively referred to as the "Securities." This Agreement and the Certificate of Determination are sometimes herein collectively referred to as the "Transaction Documents."

     The Securities will be offered and sold to the Purchaser without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "Securities Act"), in reliance on exemptions therefrom.

     In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Purchaser its periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's Annual Report on Form 10-K for the year ended December 31, 2003 and all subsequent reports, forms, schedules, statements, documents, filings and amendments filed by the Company with the SEC under the Exchange Act, are collectively referred to as the "Disclosure Documents." All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.

     2. Representations and Warranties of the Company. Except as set forth on the Disclosure Schedule (the "Disclosure Schedule") delivered by the Company to Purchaser on the Closing Date (as defined in Section 3 below), the Company represents and warrants to and agrees with Purchaser as follows:

          (a) The Disclosure Documents as of their respective dates did not, and will not (after giving effect to any updated disclosures therein) as of the


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     Closing  Date,  contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Disclosure Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the SEC, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.

          (b) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (B) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

          (c) The Series C Stock has been duly authorized and, when issued upon payment thereof in accordance with this Agreement, will have been validly issued, fully paid and non-assessable. The Conversion Shares issuable have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Series C Stock in accordance with the terms of the Certificate of Determination, will have been validly issued, fully paid and non-assessable. The Common Stock of the Company conforms to the description thereof contained in the Disclosure Documents. The stockholders of the Company have no preemptive or similar rights with respect to the Common Stock.

          (d) None of the Company or the Subsidiaries is (i) in material violation of its articles of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) except as described in the Disclosure Documents, in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

          (e) Except as described in the Disclosure Documents, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Disclosure Documents.



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          (f) The Company and the Subsidiaries own or possess adequate  licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their businesses as described in the Disclosure Documents. None of the Company or the Subsidiaries has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          (g) There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the Disclosure Documents. Except as described in the Disclosure Documents, none of the Company or the Subsidiaries is in default under any of the contracts described in the Disclosure Documents, has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

          (h) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

          (i) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries which is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

          (j) Each of the Company and the Subsidiaries carries general liability insurance coverage comparable to other companies of its size and similar business.

          (k) The Common Stock is traded on the Over-the-Counter Bulletin Board (the "OTC BB"). Except as described in the Disclosure Documents, the Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the National Association of Securities Dealers.

          (l) The Company's intended use of the proceeds from this transaction are for working capital, raw materials and manufacturing supplies.

     3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and Purchaser agrees to purchase from the Company, 1,905,882 shares of Series C Stock at $0.17 per share in the amounts shown on the signature page hereto.

     The closing of the transactions described herein (the "Closing") shall take place at a time and on a date (the "Closing Date") to be specified by the parties, which will be no later than 5:00 p.m. (Eastern time) on November 30, 2004. On the Closing Date, the Company shall deliver (a) certificates in



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definitive form for the Series C Stock, and (b) the Subscription Agreement,  and
Certificate of Designation, each duly executed on behalf of the Company. On the Closing Date, Purchaser shall deliver or have delivered (i) $324,000, and (ii) the Subscription Agreement duly executed on behalf of the Purchaser. The Closing will occur when all documents and instruments necessary or appropriate to effect the transactions contemplated herein are exchanged by the parties and all actions taken at the Closing will be deemed to be taken simultaneously.

     4. Certain Covenants of the Company. The Company covenants and agrees with Purchaser as follows:

          (a) None of the proceeds of the Series C Stock will be used to reduce or retire any insider note or convertible debt held by an officer or director of the Company.

          (b) The Company will use reasonable efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchaser to purchase and accept delivery of the Securities.

     5. Conditions of the Purchaser's Obligations. The obligation of Purchaser to purchase and pay for the Securities is subject to the following conditions unless waived in writing by the Purchaser:

          (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier, which shall be true and correct as written) on and as of the Closing Date; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

          (b) The Purchaser shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect of paragraphs 5(a) and (b).

     6. Representations and Warranties of the Purchaser.

          (a) Purchaser represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares that it may acquire upon conversion or exercise of the Series C Stock) are being acquired for his own account for investment and with no intention of distributing or reselling such Securities (including the Conversion Shares that it may acquire upon conversion) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State. Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser's right to sell or otherwise dispose of all or any part of such Conversion Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By executing this Agreement, Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to any of the Securities.



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          (b)  Purchaser   understands   that  the  Securities   (including  the
     Conversion Shares that it may acquire upon conversion or exercise thereof, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares that it may acquire upon conversion): The shares of stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered, sold, pledged or otherwise transferred ("transferred") in the absence of such registration or an applicable exemption therefrom. In the absence of such registration, such shares may not be transferred unless, if the Company requests, the Company has received a written opinion from counsel in form and substance satisfactory to the Company stating that such transfer is being made in compliance with all applicable federal and state securities laws.

          The legend set forth above may be removed if and when the Conversion Shares are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Series C Stock and the Conversion Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Purchaser agrees that, in connection with any transfer of the Conversion Shares by it pursuant to an effective registration statement under the Securities Act, Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Series C Stock or the Conversion Shares.

          (c) Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act and that Purchaser is not an "underwriter" within the meaning of Section 2(11) of the Securities Act. Purchaser represents and warrants to the Company that Purchaser has not learned of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

          (d) Purchaser represents and warrants to the Company that he has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          (e) Purchaser represents and warrants to the Company that his overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its purchase of the Securities will not cause such overall commitment to become excessive.



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          (f) Purchaser  recognizes that the purchase of the Securities involves a high degree of risk.

          (g) Purchaser represents and warrants to the Company that all information it has provided to the Company including, but not limited to, its financial position and its knowledge of financial and business matters is true, correct and complete as of the date of execution of this Subscription Agreement. Purchaser undertakes to provide promptly to the Company written notice of any material changes in its financial position or otherwise, and such information shall be true, correct and complete as of the date given. Purchaser understands that the Company will rely to a material degree upon the representations contained therein.

          (h) Purchaser represents and warrants to the Company that (i) the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to the Enforceability Exceptions, (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its charter, by-laws or any law, regulation or court order applicable to it; and (iii) the purchase of the Securities to be purchased by it does not impose any penalty or other onerous condition on the Purchaser under or pursuant to any applicable law or governmental regulation.

          (i) Purchaser represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, controlling persons or shareholders holding 5% or more of the Common Stock outstanding on the Closing Date, has taken or will take, directly or indirectly, any actions designed, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock.

          (j) Purchaser acknowledges he or his representatives have reviewed and understand the Transaction Documents and Disclosure Documents and further acknowledges that he or his representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Disclosure Documents.

          (k) Purchaser represents and warrants to the Company that it has based his investment decision solely upon the information contained in the Disclosure Documents and such other information as may have been provided to it or its representatives by the Company in response to their inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party ("Third Party Reports"). Purchaser understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.



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          (l) Purchaser  represents  and warrants to the Company that no oral or written representations have been made and no oral or written information has been furnished to them or their advisors in connection with this offering that were in any way inconsistent with the information set forth in the Disclosure Documents.

          (m) Purchaser understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents supplied to Purchaser by the Company or its management is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

          (n) Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.

          (o) Purchaser understand that no U.S. federal or state agency, or any agency or governmental or regulatory authority in any other country, including without limitation, the U.S. Securities and Exchange Commission, has passed upon the Securities or made any finding or determination as to the fairness of this investment.

          (p) Purchaser represents and warrants to the Company that it is not a prohibited investor under the anti-money laundering or anti-terrorism laws of any jurisdiction, including without limitation, any country, territory, nation or national association.

          (q) Purchaser represents and warrants to the Company that neither Purchaser nor any of his affiliates has, directly or indirectly, offered to "short sell", contracted to "short sell," otherwise engaged in any "short selling" or encouraged others to "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series C Stock. For purposes of this Agreement, "short selling" shall include any short sale (whether or not against the box) and any similar hedging or derivative securities transaction.

     7. Covenants of Purchasers.

          (a) Not to Short Sell Stock. Purchaser, on behalf of himself, his affiliates , his successors and assigns and any other direct or indirect transferee holding any of the Series C Stock, hereby covenants and agrees not to, directly or indirectly, offer to "short sell", contract to "short sell" or otherwise "short sell" or encourage others to "short sell" the securities of the Company, including, without limitation, shares of Common Stock that will be received as a result of the conversion of the Series C Stock.

     8. Termination.

          (a) This Agreement may be terminated in the sole discretion of the Company by notice to Purchaser if at the Closing Date:

               (i) the  representations  and  warranties  made by  Purchaser  in
          Section 6 are not true and correct in all material respects; or




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               (ii) as to the Company,  the sale of the Securities hereunder (i)
          is prohibited or enjoined by any applicable law or governmental regulation or (ii) subjects the Company to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or government regulation that would materially reduce the benefits to the Company of the sale of the Securities to such Purchaser, so long as such regulation, law or onerous condition was not in effect in such form at the date of this Agreement.

          (b) This Agreement may be terminated by Purchaser by notice to the Company given in the event that the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, or if after the execution and delivery of this Agreement and immediately prior to the Closing Date, trading in securities of the Company on the OTC BB shall have been suspended.

          (c) This Agreement may be terminated by mutual written consent of all parties.

     11. Event of Default. If an Event of Default (as defined below) occurs and remains uncured for a period of 15 days, the Purchaser shall have the right to exercise any or all of the rights given to the Purchaser relating to the Securities, as further described in the Certificate of Determination.

     The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

An "Event of Default" shall include the commencement by the Company of a voluntary case or proceeding under the bankruptcy laws or the Company's failure to: (i) discharge or stay a bankruptcy proceeding within 60 days of such action being taken against the Company, (ii) maintain trading of the Company's Common Stock on the OTC BB except for any periods when the stock is listed on the NASDAQ Small Stock Market, the NASDAQ National Stock Market, the AMEX or the NYSE, (iii) pay the expenses referred to below within three (3) days after the Closing; or (vi) deliver to Purchaser, or Purchaser's broker, as directed, Common Stock that Purchaser has converted within three (3) business days of such conversion.

     12. Notices. All communications hereunder shall be in writing and shall be hand delivered, mailed by first- class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser, to the address set forth for such party on the signature page hereto. If to the Company: American Ammunition Inc. 3545 NW 71st Street Miami, FL 33147 Telephone No.: (305) 835-7042 Facsimile No.:
(305) 625-3010 Attention: Andre F. Fernandez with a copy to: Newman, Pollock & Klein, LLP 2424 N. Federal Highway, Suite 411 Boca Raton, FL 33431 Telephone
No.: (561) 393-6168 Facsimile No.: (561) 391-8856 Attention: Kenneth S. Pollock

     All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 5:00 p.m. on a business


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



day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 5:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

     13. Survival Clause. The respective representations, warranties, agreements and covenants of the Company and the Purchaser set forth in this Agreement shall survive until the first anniversary of the Closing.

     15. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Certificate of Determination, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

     16. Successors. This Agreement shall inure to the benefit of and be binding upon Purchaser and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other party.

     17. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or Purchaser from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     18. Entire Agreement. This Agreement, together with Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

     19. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.




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



     20. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF MIAMI-DADE, FLORIDA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

     21. Counterparts. This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22. If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Purchaser.


Very truly yours,
American Ammunition Inc.

By: /s/ Andres F. Fernandez
--------------------------------------------
Name: Andres F. Fernandez
Title: President and Chief Executive Officer

ACCEPTED AND AGREED:



By: /s/ J.A. Fernandez
-------------------------------------------
Name: J.A. Fernandez




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